Q4 FY18 Earnings Release Supplemental Material September 24, 2018 1

Safe Harbor Statement Certain statements made within this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. Forward-looking statements are statements related to future, not past, events, and often contain words such as “expect,” "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," “estimate,” “forecast,” "target," “preliminary,” or “range,” and include the Company’s outlook for the first quarter and full year of Fiscal Year 2019. The Company does not undertake to publicly update or review its forward-looking statements even if experience or future changes make it clear that our projected results expressed or implied will not be achieved. Detailed information concerning those risks and uncertainties are readily available in the Company’s filings with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Where indicated, certain financial information herein has been presented on a non-GAAP basis. This basis adjusts for non- recurring items that management believes are not indicative of the Company’s underlying operating performance. These measures may not be directly comparable to similar measures used by other companies and should not be considered a substitute for performance measures in accordance with GAAP such as operating income and net income. Additionally, a reconciliation of the projected non-GAAP EPS, which is a forward-looking non-GAAP financial measure, to the most directly comparable GAAP financial measures, is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. These GAAP measures may include the impact of such items as restructuring charges, acquisition and integration related expenses, asset impairments, non-cash purchase accounting adjustments and the tax effect of all such items. As previously stated, the Company has historically excluded these items from non-GAAP financial measures. The Company currently expects to continue to exclude such items in future disclosures of non-GAAP financial measures and may also exclude other items that may arise (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments, such as actions under the Company's Change for Growth program, or impairments of certain long-lived tangible and intangible assets, are inherently unpredictable as to if or when they may occur. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Reference should be made to today’s earnings release for the nature of such adjustments and for a reconciliation of such non- GAAP measures to the Company’s financial results prepared in accordance with GAAP. 2

Q4 FY18 Earnings Highlights GAAP Non-GAAP (a) Q4 FY18 Q4 FY17 Q4 FY18 Q4 FY17 Comp Sales 4% (4%) Gross Margin 57.5% 57.4% 57.5% 57.4% BD&O 18.4% 19.3% 19.1% 19.3% SG&A 29.8% 30.1% 30.4% 30.0% EPS $0.17 ($0.08) $0.07 $0.05 (a) Non-GAAP figures are adjusted to exclude items such as the impact of the 53rd week recorded in Fiscal 2018 at three of our segments and restructuring expenses. 3

Q4 FY18 Sales Summary Comp Sales Performance Q4 FY18 Q4 FY17 (a) Premium Fashion 5% (3%) Ann Taylor 1% (2%) Kids LOFT 7% (3%) 14% Value Fashion (2%) (6%) Premium maurices 1% (8%) 37% dressbarn (5%) (4%) Plus 22% Plus Fashion 2% (4%) Lane Bryant 2% (6%) Catherines 3% 1% Value 27% Kids Fashion 15% (4%) Total Company 4% (4%) (a) Q4 Fiscal 2018 sales mix excludes the impact of the 53rd week for Value Fashion, Plus Fashion and Kids Fashion. 4

Q4 FY18 End-of-Period Inventory (Cost) 17.2% 1.9% (2.6%) (5.5%) (14.8%) Premium Value Plus Kids Total Fashion Fashion Fashion Fashion Company 5

Q4 FY18 Capital Structure / Cash Flow  Capital expenditures: $52 million(a)  Ending cash and equivalents: $239 million  Ending debt: $1,372 million(b)  Ending net debt to TTM EBITDA: ~2.5x(c)  TTM EBITDA cash interest coverage: ~4.8x(c,d)  Current liquidity: $712 million(e) (a) Excludes change in period end accruals ($23 million as of Q3 FY18 and $21 million as of Q4 FY18) (b) Reflects term loan balance; asset-based revolver undrawn at quarter end (c) Ending debt net of cash and equivalents to TTM non-GAAP EBITDA of $462 million (d) Based on TTM average Term Loan balance of $1,531 million and TTM average interest rate of approximately 6.3% (e) Ending cash and equivalents plus $473 million of availability under the asset based revolver 6

Real Estate Summary Q4 FY18 Q4 FY17 Store Store Store Store Store Locations Locations Locations Locations Locations End of Q3 Opened Closed End of Q4 End of Q4 Premium Fashion 980 0 (4) 976 1,000 Ann Taylor 306 0 (2) 304 322 LOFT 674 0 (2) 672 678 Value Fashion 1,725 0 (23) 1,702 1,784 maurices 986 0 (14) 972 1,005 dressbarn 739 0 (9) 730 779 Plus Fashion 1,103 1 (7) 1,097 1,123 Lane Bryant 752 1 (4) 749 764 Catherines 351 0 (3) 348 359 Kids Fashion 855 0 (8) 847 900 Total Company 4,663 1 (42) 4,622 4,807 7

Q4 Results vs. 6/4/18 Guidance Non-GAAP Basis Actual Guidance Total Company Sales $1.678B $1.62 to $1.66B Comparable Sales 4% Flat to up 2% Gross Margin 57.5% 56.5% to 57.0% Depreciation and amortization $91M ~$90M Operating Income $43M $22 to $42M Interest expense (a) $29M ~$29M Diluted share count 199M 196M EPS $0.07 ($0.05) to $0.05 (a) Inclusive of non-cash interest of approximately $3M related to the amortization of the term loan original issue discount and debt issuance costs (consistent with guidance). 8

Q1 and Full Year FY19 Guidance – Non-GAAP Basis Q1 FY19 Full Year FY19 Total Sales $1.54 to $1.56B $6.45 to $6.55B Comparable Sales flat to up 2% up low single digits Gross Margin 60.0% to 60.5% 57.6% to 58.1% Depreciation and amortization ~$84M $327 to $332M Operating Income $22 to $42M $120 to $140M Interest expense(a) ~$27M ~$112M Diluted share count 200M 200M EPS(b) ($0.04) to $0.06 $0.00 to $0.10 Ending store count 4,375 to 4,425 (a) Inclusive of non-cash interest of approximately $3M and $11M related to the amortization of the term loan original issue discount and debt issuance costs for Q1 Fiscal 2019 and Full Year Fiscal 2019 (b) Inclusive of approximately $3M and $8M in minimum taxes for Q1 Fiscal 2019 and Full Year Fiscal 2019. 9

Platform Savings Outlook $M FY15(A) FY16(A) FY17(A) FY18(A) FY19(E) FY20(E) Total(E) ANN Synergies SG&A/COGS Non-merch procurement 9 24 15 9 57 Supply chain BD&O Distribution / fulfillment 12 1 1 14 COGS Transportation / logistics 27 7 5 3 42 Organizational efficiency SG&A Duplicative management teams 14 5 19 SG&A Employment benefit realignment 3 4 4 5 16 SG&A Public company costs / Other 2 2 ANN Cost Savings SG&A SG&A optimization 7 28 35 COGS COGS initiative 25 17 8 50 Total ANN Savings 7 56 97 44 28 3 235 Change for Growth Operating model SG&A Front office efficiencies 29 37 66 SG&A Corporate efficiencies 7 22 13 42 SG&A Non-merch procurement 16 43 30 11 100 BD&O Fleet Optimization 11 18 23 8 60 SG&A IT efficiencies 2 15 15 32 COGS Sourcing 15 TBD TBD 15 Total Change For Growth 0 0 63 137 81 34 315 Total Platform Savings (actual / estimated) 7 56 160 181 109 37 550 Total Cumulative Savings (actual / estimated) 7 63 223 404 513 550 550 10

Impact of FY18 53rd week shift ($ millions) Comparable sales increase / (decrease) resulting from additional week Premium Value Plus Kids ascena Q1 0.4 (1.9) (2.6) (18.4) (22.5) Q2 (9.9) (9.1) (4.3) (5.2) (28.4) Q3 N / A 17.1 10.1 6.0 33.2 Q4 N / A (6.1) (3.2) 17.6 8.3 Full Year (9.5) 0.0 0.0 0.0 (9.5) Note: Premium segment 53rd week executed in January 2018 vs. remaining segments, which were executed in July 2018 11

Operating expense walk – Full Year FY16 to Full Year FY19(E) ($ millions) 3,440 79 3,304 26 46 197 266 141 77 Store ANN Shift [2] Shift FY19(E) Channel FY16(A) Closures Inflation avg) (2% Full YearFull YearFull Growth Growth Initiatives Synergies Change for Change (opex (opex only) (opex only) Capability Investments [1] Investments 1 Includes run costs for advanced analytics, MDO / SPO, and omni-channel, along with enhanced IT security platform 2 Includes incremental marketing (pay-per-click, SEO, collateral) and higher distribution / fulfillment costs 12